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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


          Date of Report (date of earliest event reported):  June 7, 1998



                               WELLS FARGO & COMPANY
               (Exact name of registrant as specified in its charter)


             Delaware                   1-6214              No. 13-2553920
     (State or other jurisdiction  (Commission File         (IRS Employer
          of incorporation)             Number)           Identification No.)


               420 Montgomery Street, San Francisco, California 94163
                (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code:  1-800-411-4932


                                   Not applicable
           (Former name or former address, if changed since last report)


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Item 5:   OTHER EVENTS

               Attached hereto as Exhibit 99 is the Press Release announcing that Wells Fargo & Company has rescinded, effective June 7, 1998, all of its share repurchase programs.

Item 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99 Copy of the Press Release announcing the rescission of all of Wells Fargo & Company's share repurchase programs


                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 11, 1998.


                                   WELLS FARGO & COMPANY



                                   By:  FRANK A. MOESLEIN
                                      -----------------------------------
                                        Frank A. Moeslein
                                        Executive Vice President and Controller